UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2013

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ONCOLOGIX TECH, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-15482	86-1006416
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

212 Edgewood Drive, Pineville, Louisiana, 71360
(Address of Principal Executive Offices) (Zip Code)

(616) 977-9933
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Registrant’s Form 10-K, any Form 10-Q or any Form 8-K of the Registrant or any other written or oral statements made by or on behalf of the Registrant may contain forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the medical device business, and the Company itself. Statements, including without limitation, those related to: future revenue, earnings, margins, growth, cash flows, operating measurements, tax rates and tax benefits; expected economic returns; projected 2013 operating results, future strength of the Company; future brand positioning; achievement of the Company vision; future marketing investments; the introduction of new lines or categories of products; future growth or success in specific countries, categories or market sectors; capital resources and market risk are forward-looking statements. In addition, words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "is likely," "plans," "predicts," "projects," "should," "will," variations of such words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("Risk Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements.

Readers are cautioned not to place undue reliance on such forward-looking statements as they speak only of the Registrant’s views as of the date the statement was made. The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 8.01 – Other Events

On December 10, 2013, a closing was held pursuant to an Asset Purchase Agreement, dated as of December 10, 2013, (the “Agreement”) by and among Angels of Mercy, Inc, (“AOM”) a healthcare subsidiary of Oncologix Tech Inc. (“OCLG” or “Company”), and Phillip Papillion (the “Owner”), for AOM to acquire 100% of selected Assets of Amian Health Services, LLC. (“Amian’)

Pursuant to the Agreement, the Owner sold the assets of Amian for $100,000 represented by a down payment of $75,000 at closing and a one-year, un-secured Promissory Note for $25,000. Amian Health Services is a Personal Care Services (PCA) in Regions #4 and Region #6 in the State of Louisiana.

In connection with this acquisition, Angels of Mercy, Inc. entered into a $75,000 Promissory Note with a non-affiliated accredited Investor on December 3, 2013. The Note has a term of eighteen (18) months and bears interest at 18%. The note requires monthly interest and principal payments of $4,785.44. In addition, this accredited investor received 3,500,000 shares of its common stock and 1,000,000 cashless warrants with an exercise price of $0.025.

Under the terms of the Agreement, Amian Health Services will merge its operations into Angels of Mercy, Inc. Vickie G. Hart will remain as President/COO of AOM and Michael A. Kramarz will remain as the Chief Financial Officer of AOM. There were no changes to the officers or directors of the Company.

Roy W. Erwin will remain the Company as Chairman of the Board and Chief Executive Officer. Michael A. Kramarz will remain as the Company’s Chief Financial Officer.

ITEM 9.01 – Financial Statements and Exhibits

 99.1 Press Release Filed December 17, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 17, 2013
ONCOLOGIX TECH, INC.

By: /s/ Roy Wayne Erwin
Roy Wayne Erwin, Chief Executive Officer
By: /s/ Michael A. Kramarz
Michael A. Kramarz, Chief Financial Officer

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